125



                                  EXHIBIT 10.9
                                  ------------



           This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.
           -----------------------------------------------------------


                     Attached find the following materials:


     Share Purchase Agreement entered into between the Company, China Bioway
     -----------------------------------------------------------------------
         Biotech Group Co., Ltd., Beijing Keding Co., Ltd. and Shenzhen
         --------------------------------------------------------------
                   Bio-Port Co., Ltd., dated November 30, 2004
                   -------------------------------------------

                            SHARE PURCHASE AGREEMENT
                            ------------------------






                                    Between:
                                    -------


                              SINOVAC BIOTECH LTD.
                              --------------------


                                  And Each of:
                                  -----------


                      CHINA BIOWAY BIOTECH GROUP CO., LTD.
                      ------------------------------------


                                      And:
                                      ---


                            BEIJING KEDING CO., LTD.
                            ------------------------


                                      And:
                                      ---


                           SHENZHEN BIO-PORT CO., LTD.
                           ---------------------------

                            SHARE PURCHASE AGREEMENT
                            ------------------------


     THIS SHARE PURCHASE AGREEMENT is dated and made for reference  effective as
     -----------------------------
fully executed on this 30th day of November, 2004.

BETWEEN:
-------

          SINOVAC  BIOTECH LTD., a corporation  organized  under the laws of the
          ---------------------
          Country of Antigua and having an address for notice and delivery located at No. 39 Shangdi Xi Rd., Haidian District, Beijing, China 100085

          (hereinafter referred to as the "Purchaser");

                                                               OF THE FIRST PART
                                                               -----------------

AND:
---

          CHINA BIOWAY  BIOTECH GROUP CO., LTD., a corporation  organized  under
          -------------------------------------
          the laws of the People's Republic of China and having an address for notice and delivery located at PKU Bio-city, Shangdi Xilu 39, Haidian District, Beijing, China

          (hereinafter referred to as "Bioway");

                                                              OF THE SECOND PART
                                                              ------------------

AND:
---

          BEIJING  KEDING CO., LTD., a corporation  organized  under the laws of
          -------------------------
          the People's Republic of China and having an address for notice and delivery located at PKU Bio-city, Shangdi Xilu 39, Haidian District, Beijing, China

          (hereinafter referred to as "Keding");

                                                               OF THE THIRD PART
                                                               -----------------

AND:
---

          SHENZHEN BIO-PORT CO., LTD., a corporation organized under the laws of
          ---------------------------
          the People's Republic of China and having an address for notice and delivery located at 16F, Times Stock Center, Shennan Street 4001, Fulian District, Shenzhen, China

          (hereinafter referred to as "Shenzhen")

                                                              OF THE FOURTH PART
                                                              ------------------

          (Bioway, Keding and Shenzhen are also hereinafter referred to as a "Vendor" and collectively referred to as the "Vendors" as the contest so requires);

          (the  Purchaser,   Bioway,   Keding  and  Shenzhen  being  hereinafter
          singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


          WHEREAS:
          -------


A. Sinovac Biotech Co., Ltd. (hereinafter referred to as the "Company") is a body corporate subsisting under and registered pursuant to the laws of the People's Republic of China and is also majority owned (51%) by the Purchaser;


B. The Purchaser is in the business of research and development specializing in the development and manufacturing of various vaccines including flu vaccines and vaccines for hepatitis A, hepatitis B and hepatitis A&B (collectively, the "Purchaser's Business")


C. Bioway is the legal and beneficial owner of 13,000,000 shares of the Company, representing 9.73% of the issued and outstanding shares (each a "Purchased Share") in the capital of the Company as set forth in Schedule "A" which is attached hereto and which forms a material part hereof;


D. Keding is the legal and beneficial owner of 3,890,000 shares of the Company, representing 2.91% of the issued and outstanding shares (each a "Purchased Share") in the capital of the Company as set forth in Schedule "A" which is attached hereto and which forms a material part hereof;


E. Shenzhen is the legal and beneficial owner of 10,580,000 shares of the Company, representing 7.92% of the issued and outstanding shares (each a "Purchased Share") in the capital of the Company as set forth in Schedule "A" which is attached hereto and which forms a material part hereof;


F. The Parties hereto have agreed to enter into this Share Purchase Agreement (the "Agreement") which formalizes and clarifies the Parties' respective duties and obligations in connection with the purchase by the Purchaser, from the Vendors, of the Purchased Shares together with the further development of the Company's Business as a consequence thereof;


     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual
     ---------------------------------------
promises, covenants and agreements herein contained, THE PARTIES HERETO COVENANT
                                                     ---------------------------
AND AGREE WITH EACH OTHER as follows:
-------------------------


                                    Article 1
                                    ---------
                                   DEFINITIONS
                                   -----------

1.1    Definitions.   For the  purposes of this Agreement,  except as  otherwise
       -----------
expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

       (a)    "Agreement" means this "Share Purchase  Agreement" as entered into
              between  the  Purchaser   and  the  Vendors,   together  with  any
              amendments thereto and any Schedules as attached thereto;

       (b) "Board of Directors" means, as applicable, the respective Board of Directors of each of the Parties hereto as duly constituted from time to time;

       (c) "business day" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;

       (d) "Closing" has the meaning ascribed to it in Article "6.1" hereinbelow;

       (e) "Closing Date" has the meaning ascribed to it in Article "6.1" hereinbelow;

       (f) "Commercial Arbitration Act" means the Arbitration Act of the Province of British Columbia, R.S.B.C. 1996, as amended from time to time, as set forth in Article "11" hereinbelow;

       (g) "Commissions" means the United States Securities and Exchange Commission;

       (h) "Company" means Sinovac Biotech Co. Ltd., a corporation organized under the laws of the People's Republic of China and majority owned by the Purchaser, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

       (i) "Defaulting Party" and "Non-Defaulting Party" have the meanings ascribed to them in Article "12" hereinbelow;

       (j)    "Encumbrances"   means   mortgages,   liens,   charges,   security
              interests, encumbrances and third party claims of any nature;

       (k) "Execution Date" means the actual date of the complete execution of this Agreement and any amendment thereto by all Parties hereto as set forth on the front page hereof;

       (l) "Indemnified Party" and "Indemnified Parties" have the meanings ascribed to them in Article "7.1" hereinbelow;

       (m) "Parties" or "Party" means, respectively, the Purchaser, Bioway, Keding and/or Shenzhen hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires;

       (n) "person" or "persons" means an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

       (o) "Purchased Shares" has the meaning ascribed to it in recital "C", "D" and "E" hereinabove; the particulars of the registered and beneficial ownership of such Purchased Securities being set forth in Schedule "A" which is attached hereto;

       (p) "Purchase Price" has the meaning ascribed to it in Article "2.2" hereinbelow;

       (q) "Purchaser" means Sinovac Biotech Ltd., a corporation organized under the laws of the Country of Antigua, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

       (r) "Purchaser's Initial Due Diligence" has the meaning ascribed to it in Article "5.1(b)" hereinbelow;

       (s) "Purchaser's Ratification" has the meaning ascribed to it in Article "5.1(a)" hereinbelow;

       (t) "Time of Closing" means 2:00 o'clock, p.m. (Vancouver Time) on the Closing Date; and

       (u) "Vendors" means Bioway, Keding and Shenzhen hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires.


1.2    Schedules.   For the  purposes of this  Agreement,  except  as  otherwise
       ---------
expressly provided or unless the context otherwise requires, the following shall represent the Schedules which are attached to this Agreement and which form a material part hereof:

           Schedule                               Description
           --------                               -----------
       Schedule "A":                    Description of Purchased Shares

1.3    Interpretation.  For the purposes of this Agreement,  except as otherwise
       --------------
expressly provided or unless the context otherwise requires,:

       (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

       (b) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

       (c) words in the singular include the plural and words in the masculine gender include the feminine and neutral genders, and vice versa.


                                    Article 2
                                    ---------
              PURCHASE AND SALE OF THE ALL OF THE PURCHASED SHARES
              ----------------------------------------------------


2.1    Purchase and Sale.   Subject to the terms and conditions hereof and based
       -----------------
upon the representations and warranties contained in Articles "3" and "4" hereinbelow and prior satisfaction of the conditions precedent which are set forth in Article "5" hereinbelow, the Vendors hereby agree to assign, sell and transfer at the Closing Date (as hereinafter determined) all of their respective rights, entitlement and interest in and to the Purchased Shares in the Company to the Purchaser and the Purchaser hereby agrees to purchase all of the Purchased Shares from the Vendors on the terms and subject to the conditions contained in this Agreement.


2.2    Purchase Price.  The total purchase price (the "Purchase  Price") for all
       --------------
of the Purchased Shares will be satisfied by way of payment in cash in the amounts of US$1,570,000 to Bioway, US$470,000 to Keding and US$1,270,000 to Shenzhen at closing.


                                    Article 3
                                    ---------
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------
                                 BY THE VENDORS
                                 --------------


3.1    General  Representations,  Warranties  and Covenants by the Vendors.   In
       -------------------------------------------------------------------
order to induce the Purchaser to enter into and consummate this Agreement, the Vendors, represent to, warrant to and covenant with the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors, after having made due inquiry:

       (a) if a corporation, it is duly organized under the laws of its respective jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

       (b) it is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

       (c) it has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on its respective business as presently conducted by it and to fulfill its respective obligations under this Agreement;

       (d) the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, on its respective part;

       (e) there are no other consents, approvals or conditions precedent to the performance of this Agreement which have not been obtained;

       (f) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

       (g) no proceedings are pending for, and it is unaware of, any basis for the institution of any proceedings leading to its respective dissolution or winding up, or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent companies or persons;

       (h)    the  making  of  this   Agreement   and  the   completion  of  the
              transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

              (i) if a corporation, conflict with or result in a breach of or violate any of the terms, conditions or provisions of its respective constating documents;

              (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which it is subject, or constitute or result in a default under any agreement, contract or commitment to which it is a party;

              (iii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which it is a party;

              (iv) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to it which is necessary or desirable in connection with the conduct and operations of its respective business and the ownership or leasing of its respective business assets; or

              (v) constitute a default by it, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of it which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

       (i) neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of any of the Vendors in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement.


3.2    Representations,  Warranties and Covenants by the Vendors  respecting the
       -------------------------------------------------------------------------
Purchased  Shares. In order to induce the Purchaser to enter into and consummate
-----------------
this Agreement, the Vendors hereby represent to, warrant to and covenant with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Vendors, after having made due inquiry:

       (a) the Vendors have good and marketable title to and are the legal and beneficial owners of the Purchased Shares of the Company in such amounts as are set out in this Agreement, and the Purchased Shares are fully paid and non-assessable and are free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations, security interests and adverse claims of any and all nature whatsoever and including, without limitation, options, pre-emptive rights and other rights of acquisition in favour of any person, whether conditional or absolute;

       (b) the Vendors have the power and capacity to own and dispose of the Purchased Shares, and the Purchased Shares are not subject to any voting or similar arrangement;

       (c) there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of the Vendors individually or collectively), pending or threatened, which may affect, without limitation, the rights of the Vendors to transfer any of the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares. In addition, the Vendors are not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

       (d) no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares; and

       (e) the Purchased Shares have been issued in accordance with all applicable securities and corporate legislation and policies.


3.3    Survival of the Representations,  Warranties and Covenants by each of the
       -------------------------------------------------------------------------
Vendors.   To the extent  they have not been fully performed  at or prior to the
-------
Time of Closing, each and every representation and warranty of the Vendors contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall:

       (a) be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

       (b) remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser;

       (c) survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Purchaser during that period, except that:

              (i) the representations and warranties set out in section 3.2(a) to and including 3.2(e) above shall survive and continue in full force and effect without limitation of time; and

              (ii) a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law; and

       (d) to the extent they have not been fully performed at or prior to the Time of Closing, each and every covenant of the Vendors contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Purchaser.

                                    Article 4
                                    ---------
           WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER
           ----------------------------------------------------------


4.1    Warranties, Representations and Covenants by the Purchaser.   In order to
       ----------------------------------------------------------
induce the Vendors to enter into and consummate this Agreement, the Purchaser hereby warrants to, represents to and covenants with the Vendors, with the intent that the Vendors will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry:

       Corporate Status of the Purchaser
       ---------------------------------

       (a) the Purchaser is a company with limited liability duly and properly incorporated, organized and validly subsisting under the laws of the Country of Antigua being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

       (b) the Purchaser has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

       Authorization
       -------------

       (c) this Agreement has been duly authorized, executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, as the case may be, by the Vendors in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction; and

       Full Disclosure
       ---------------

       (d) the Purchaser has no information or knowledge of any fact not communicated to the Vendors and relating to the Purchaser or to the Purchaser's business or to its ability to make payments which, if known to the Vendors, might reasonably be expected to deter the Vendors from entering into this Agreement or from completing the transactions contemplated by this Agreement.


4.2    Survival  of  the  Representations,   Warranties  and  Covenants  by  the
       -------------------------------------------------------------------------
Purchaser.   To the extent they have not been fully performed at or prior to the
---------
Time of Closing, each representation and warranty of the Purchaser contained in this Agreement or in any document, instrument, certificate or undertaking given pursuant hereto shall:

       (a) be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

       (b) remain in full force an effect notwithstanding any investigations conducted by or on behalf of the Purchaser;

       (c) survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Vendors during that period, except that a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law; and

       (d) To the extent they have not been fully performed at or prior to the Time of Closing, each and every covenant of the Purchaser contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Vendors.


                                    Article 5
                                    ---------
                         CONDITIONS PRECEDENT TO CLOSING
                         -------------------------------


5.1    Parties' Conditions Precedent  prior to the  Closing  Date.    All of the
       ----------------------------------------------------------
rights, duties and obligations of each of the Parties hereto under this Agreement are subject to the condition precedent for the exclusive benefit of each of the Parties to be fulfilled in all material aspects in the reasonable opinion of each of the Parties or to be waived by each or any of the Parties, as the case may be, as soon as possible after the Execution Date; however, unless specifically indicated as otherwise, not later than the Time of Closing:

       (a) the specific ratification of the terms and conditions of this Agreement by the Board of Directors of the Purchaser within five business days of the due and complete execution of this Agreement by each of the Parties hereto (the "Purchaser's Ratification").

5.2    Parties'  Waiver of Conditions  Precedent.   The conditions precedent set
       -----------------------------------------
forth in section "5.1" hereinabove are for the exclusive benefit of each of the Parties hereto and may be waived by each of the Parties in writing and in whole or in part at or prior to the Time of Closing.


5.3    The Vendors' Conditions Precedent. The purchase and sale of the Purchased
       ---------------------------------
Securities is subject to the following terms and conditions for the exclusive benefit of the Vendors and the Purchaser, to be fulfilled or performed at or prior to the Time of Closing:

       (a) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time; and

       (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser at or before the Time of Closing shall have been complied with or performed in all material respects.

       (c) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby.

       If any of the conditions contained in this section 5.3 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendors, acting reasonably, the Vendors may, by notice to the Purchaser, terminate this Agreement and the obligations of the Vendors and the Purchaser under this Agreement, other than the obligations contained in Article 8 hereinbelow, shall be terminated, provided that the Vendors may also bring an action pursuant to Article 7 against the Purchaser for damages suffered by the Vendors where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Purchaser. Any such condition may be waived in whole or in part by the Vendors in writing without prejudice to any claims it may have for breach of covenant, representation or warranty.


5.4    Purchaser's  Conditions Precedent prior to the Closing Date. The sale and
       -----------------------------------------------------------
purchase of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser, to be fulfilled or performed at or prior to the Time of Closing:

       (a) the representations and warranties of the Vendors contained in this Agreement shall be true and correct at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

       (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendors at or before the Time of Closing shall have been complied with or performed;

       (c) there shall have been obtained, from all appropriate federal, provincial, municipal or other governmental or administrative bodies, such licenses, permits, consents, approvals, certificates, registrations and authorizations as are required to be obtained, if any, by the Vendors to permit the change of ownership of the Purchased Shares contemplated hereby;

       (d) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby;

       If any of the conditions contained in this section 5.4 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Purchaser, acting reasonably, the Purchaser may, by notice to the Vendors, terminate this Agreement and the obligations of the Vendors and the Purchaser under this Agreement, other than the obligations set forth in Article 8, shall be terminated, provided that the Purchaser may also bring an action pursuant to
Article 7 against the Vendors for damages suffered by the Purchaser where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Vendors. Any such condition may be waived in whole or in part by the Purchaser without prejudice to any claims it may have for breach of covenant, representation or warranty.


                                    Article 6
                                    ---------
                          CLOSING AND EVENTS OF CLOSING
                          -----------------------------


6.1    Closing  and Closing  Date.   The closing (the  "Closing")  of the within
       --------------------------
purchase and delivery of the Purchased Shares, as contemplated in the manner as set forth in Article "2" hereinabove, together with all of the transactions contemplated by this Agreement shall occur on December 30, 2004 (the "Closing Date"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of solicitors for the Purchaser, Devlin Jensen, Barristers and Solicitors, located at Suite 2550 - 555 W. Hastings St., Vancouver, B.C., V6B 4N5, at 2:00 p.m. (Vancouver time) on the Closing Date.


6.2    Latest Closing Date.  If the Closing Date has not occurred by January 30,
       -------------------
2005, subject to an extension as may be mutually agreed to by the Parties for a maximum of 14 days per extension, then the Purchaser and the Vendors shall each have the option to terminate this Agreement by delivery of written notice to the other Party. Upon delivery of such notice, this Agreement shall cease to be of any force and effect except for Article "8" hereinbelow, which shall remain in full force and effect notwithstanding the termination of this Agreement.


6.3    Documents to be delivered by the Vendors prior to the Closing Date.   Not
       ------------------------------------------------------------------
later than five calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Vendors shall also execute and deliver or cause to be delivered to Purchaser's counsel all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions contemplated by this

Agreement and including, without limitation, the necessary transfers of all of the Purchased Shares to the Purchaser free and clear of all liens, security interests, charges and encumbrances, and in particular including, but not being limited to, the following materials:

       (a) all documentation as may be necessary and as may be required by the solicitors for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

       (b) certificates representing the Purchased Shares registered in the names of the Vendors, duly endorsed for transfer to the Purchaser and/or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

       (c) certificates representing the Purchased Shares registered in the name of the Purchaser;

       (d) a certified copy of the resolutions of the directors of the Vendors authorizing the transfer by the Vendors to the Purchaser of the Purchased Shares; and

       (e) all such other documents and instruments as the Purchaser's solicitors may reasonably require.


6.4    Documents to be delivered by the Purchaser prior to the Closing Date. Not
       --------------------------------------------------------------------
later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered to the Vendors' counsel, all such other documents, resolutions and instruments that may be necessary, in the opinion of the Vendors' respective solicitors, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary acceptance of the transfer of all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

       (a) a copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby; and

       (b)    all  such  other   documents  and   instruments  as  the  Vendors'
              respective solicitors may reasonably require.


                                    Article 7
                                    ---------
                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------


7.1    Indemnification.  The Parties hereto agree to indemnify and save harmless
       ---------------
the other Parties hereto and including, where applicable, their respective affiliates, directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against and agree to be liable for any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.


7.2    No  Indemnification.   This  indemnity will not  apply in  respect  of an
       -------------------
Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.


7.3    Claim of  Indemnification.   The Parties hereto  agree to waive any right
       -------------------------
they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.


7.4    Notice of Claim.   In case any  action is brought  against an Indemnified
       ---------------
Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.


7.5    Settlement.   No admission of liability  and no settlement  of any action
       ----------
shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonably withheld.


7.6    Legal  Proceedings.   Notwithstanding that the relevant Party hereto will
       ------------------
undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

       (a)    such counsel has been authorized by the relevant Party hereto;

       (b) the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

       (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

       (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

7.7    Contribution.   If for any reason other than the gross negligence  or bad
       ------------
faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.


                                    Article 8
                                    ---------
                                 NON-DISCLOSURE
                                 --------------


8.1    Public  Announcements and Disclosure  to  Regulatory  Authorities.    All
       -----------------------------------------------------------------
information relating to the Agreement and the transaction contemplated therein shall be treated as confidential and no public disclosure shall be made by any Party without the prior approval of the Company and the Purchaser. Notwithstanding the provisions of this Article, the Parties hereto agree to make such public announcements and disclosure to the Regulatory Authorities of this Agreement promptly upon its execution all in accordance with the requirements of applicable securities legislation and regulations.


                                    Article 9
                                    ---------
                            ASSIGNMENT AND AMENDMENT
                            ------------------------


9.1    Assignment. Save and except as provided herein, no Party hereto may sell,
       ----------
assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of all of the other Parties hereto.


9.2    Amendment.  This Agreement and any provision  thereof may only be amended
       ---------
in writing and only by duly authorized signatories of each of the respective Parties hereto.

                                   Article 10
                                   ----------
                                  FORCE MAJEURE
                                  -------------


10.1   Events.   If any Party  hereto is at any time  prevented  or  delayed  in
       ------
complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall, by agreement of the affected Parties, be extended by a period of time equal in length to the period of each such prevention or delay. However, any modification or termination of the Agreement shall be valid only upon the signing of a modification or termination agreement by the affected Parties.


10.2   Notice.   A Party shall, within seven calendar  days,  give notice to the
       ------
affected Party of each event of force majeure under section "10.1" hereinabove and upon cessation of such event shall furnish the affected Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                   Article 11
                                   ----------
                                   ARBITRATION
                                   -----------


11.1   Matters for Arbitration.  The Parties agree that all questions or matters
       -----------------------
in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.


11.2   Notice.   It shall be a condition precedent  to the right of any Party to
       ------
submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than 10 calendar days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such 10 calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "11.3" hereinbelow.


11.3   Appointments.    The  Party  desiring   arbitration   shall  appoint  one
       ------------
arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within two calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 10 calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within 10 calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration

Act (British Columbia) (the "Arbitration Act"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


11.4   Award. The Parties agree that the award of a majority of the arbitrators,
       -----
or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                   Article 12
                                   ----------
                             DEFAULT AND TERMINATION
                             -----------------------


12.1   Default.  The Parties hereto agree that if any Party hereto is in default
       -------
with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Party (herein called the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within 10 calendar days after its receipt of such notice, the Defaulting Party shall either:

       (a) cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

       (b) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.


12.2   Arbitration.   If  arbitration is sought,  a Party shall not be deemed in
       -----------
default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "11" hereinabove.


12.3   Curing the Default.   If:
       ------------------

       (a) the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

       (b)    arbitration is not so sought; or

       (c) the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award, the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.


12.4   Termination.   In addition to the foregoing it is hereby acknowledged and
       -----------
agreed by the Parties hereto that this Agreement will be terminated in the event that:

       (a) the Purchaser's Ratification is not received within five business days of the due and complete execution of this Agreement by each of the Parties hereto;

       (b) the Purchaser fails to complete a successful and Purchaser's Initial Due Diligence review of the Company's business and operations within five (5) calendar days of the prior satisfaction by the Purchaser of the Purchaser's Ratification;

       (c) the conditions specified in section "5.1" hereinabove have not been satisfied at or prior to the Time of Closing;

       (d) either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent at or prior to the Time of Closing in accordance with the provisions of Article "5" hereinabove;

       (e) either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "5" and "6" hereinabove at or prior to the Time of Closing in accordance with the provisions of Articles "5" and "6"; or

       (f) by Closing has not occurred on or before January 30, 2005, or such later date, all in accordance with section "6.2" hereinabove; or

       (g)    by agreement in writing by each of the Parties hereto;

and in such event this Agreement will be terminated and be of no further force and effect other than the obligations under Article "8" hereinabove.


                                   Article 13
                                   ----------
                                     NOTICE
                                     ------


13.1   Notice.  Each notice, demand or other communication required or permitted
       ------
to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.


13.2   Change  of  Address.  Either  Party may at any time and from time to time
       -------------------
notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


                                   Article 14
                                   ----------
                               GENERAL PROVISIONS
                               ------------------


14.1   Entire Agreement.   This  Agreement  constitutes the entire  agreement to
       ----------------
date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, the agreement as between the Purchaser and each of the Vendors.


14.2   Enurement.   This Agreement  will  enure  to the  benefit  of and will be
       ---------
binding  upon  the  Parties   hereto,   their   respective   heirs,   executors,
administrators and assigns.


14.3   Schedules.   The Schedules to this  Agreement are hereby  incorporated by
       ---------
reference into this Agreement in its entirety.


14.4   Time of the Essence.   Time will be of the essence of this Agreement.
       -------------------


14.5   Representation  and  Costs.   It is  hereby acknowledged  by  each of the
       --------------------------
Parties hereto that, as between the Parties hereto, Devlin Jensen, Barristers and Solicitors, acts solely for the Purchaser, and that the Vendors have been advised by the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement, and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily involved thereto, by Devlin Jensen shall be at the cost of the Purchaser.


14.6   Applicable  Law.   The  situs of this  Agreement  is  Vancouver,  British
       ---------------
Columbia and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.

14.7   Further  Assurances.   The Parties hereto hereby,  jointly and severally,
       -------------------
covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.


14.8   Severability and Construction. Each Article, section, paragraph, term and
       -----------------------------
provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


14.9   Captions.   The captions, section  numbers,  Article numbers and Schedule
       --------
numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


14.10  Currency.   Unless otherwise stipulated,  all references to money amounts
       --------
herein shall be in lawful money of the United States.


14.11  Counterparts.   This Agreement may be signed by the Parties  hereto in as
       ------------
many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective Execution Date as set forth on the front page of this Agreement.


14.12  No  Partnership  or  Agency.   The Parties  hereto  have  not  created  a
       ---------------------------
partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

14.13  Consents and Waivers. No consent or waiver expressed or implied by either
       --------------------
Party hereto in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:

       (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

       (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

       (c)    constitute a general waiver under this Agreement; or

       (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


       IN WITNESS WHEREOF each of the Parties hereto has hereunto  executed this
       ------------------
Agreement as of the Execution Date as set forth on the front page of this Agreement.


SINOVAC BIOTECH LTD., the Purchaser
--------------------
herein,


Per:     /s/ Weidong Yin
-------------------------------------
Authorized Signatory


CHINA BIOWAY BIOTECH GROUP CO., LTD.
------------------------------------
a Vendor herein,


Per:     /s/
-------------------------------------
Authorized Signatory


BEIJING KEDING CO., LTD.,
------------------------
a Vendor herein,


Per:     /s/
-------------------------------------
Authorized Signatory


SHENZHEN BIO-PORT CO., LTD.,
---------------------------
a Vendor herein,


Per:     /s/
-------------------------------------
Authorized Signatory

                                   Schedule A
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       This is Schedule "A" to that certain  Share  Purchase  Agreement  between
Sinovac Biotech Ltd. and each of China Bioway Group Co., Ltd., Beijing Keding Co., Ltd. and Shenzhen Bio-port Co., Ltd.


                              Purchased Securities
                              --------------------


       Authorized Capital                          250,000,000 common shares
       ------------------
       of Sinovac Biotech Co., Ltd:

       Issued Capital
       --------------
       of Sinovac Biotech Co., Ltd.:               133,600,000 common shares
       ----------------------------

       Vendor:
       ------
       China Bioway Biotech Group Co., Ltd.:        13,000,000 common shares.
       PKU Bio-city, Shangdi Xilu 39,
       Haidian District, Beijing, China

       Beijing Keding Co., Ltd.                      3,890,000 common shares
       PKU Bio-city, Shangdi Xilu 39,
       Haidian District, Beijing, China

       Shenzhen Bio-port Co., Ltd.                  10,580,000 common shares
       16F Times Stock Center,
       Shennan Street 4001, Fulian District,
       Shenzhen, China








                               End of Exhibit 10.9

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